HAMPSHIRE GROUP

Welcomes You To The Annual Stockholders' Meeting

October 17, 2011

Disclaimer

These materials contain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to future events. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof. The Company takes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events. Management believes that supplementing its financial statements prepared in accordance with generally accepted accounting principles in the United States ("GAAP") with certain non-GAAP financial measures, as defined by the SEC, provides a more comprehensive understanding of the Company's financial condition and results of operations and offers greater insight into the Company's results from operations. Such measures include EBITDA and Adjusted EBITDA and should not be considered an alternative to comparable GAAP financial measures. Readers are urged to review and consider carefully the various disclosures made by the Company in its Form 10-K and other Securities and Exchange Commission filings, which advise interested parties of certain factors that affect the Company's business.

Business Overview

COMPANY

Founded in 1976

We are a provider of men's sweaters, wovens and knits and a designer and marketer of branded apparel

Our heritage, which remains a core competency, is sweaters, which we have now complemented with full sportswear collections for men and a vertical cut and sew offering

Our largest customers are Aeropostale, JCPenney, Kohl's, Macy's, Sears, Burlington, Marshall's and Belk

STOCK INFORMATION

Exchange: OTC BB (HAMP.PK)

Stock Price (10/10/11): $2.85

Shares Outstanding: 7.1 million

Management Team

HEATH L . GOLDEN

President and Chief Executive Officer

Appointed President and CEO in July 2009

Joined Hampshire in August 2005, elevated to General Counsel and subsequently COO

Previously a corporate attorney at Willkie Farr & Gallagher LLP

MAURA M. LANGLEY

Rejoined Hampshire August 2011 as Chief Financial Officer

Formerly Chief Accounting Officer at Hampshire

Previously CFO and Treasurer, Spartan Foods of America, Inc.

Previously VP, Corporate Controller at Centerplate, Inc.

Previously with Deloitte and Touche, LLP

DAVID L. GREN

President of Rio Garment

Appointed Upon acquisition August 25, 2011

Previously General Manager Rio Garment

Prior Management services for Maya Apparel Group, Inc. and Indosheen, Inc.

ERIC G. PRENGEL

President of Men's Division – Hampshire Brands, Inc.

Appointed October 2010

Previously Executive Vice President Global Business Development at HMX LLC

Previously held leadership roles at Mark Ecko Enterprises, Polo Ralph Lauren, and Kenneth Cole Menswear

Brands

OWNED

scott james

SPRING+MERCER



scott james
SPRING+MERCER

LICENSED

GEOFFREY BEENE®

JOE JOSEPH ABBOUD®

DOCKERS®



PRIVATE LABEL

AÉROPOSTALE

KOHL'S expect great things

p.s. from aéropostale

Buckle

FASHION BUG

MEN'S WEARHOUSE®



AERO
NY 87
AÉROPOSTALE
NEW YORK

HAMPSHIRE GROUP

Brand Distribution

Sales* by Type (Continuing Operations Only)



Owned Brand
Licensed Brand
Private Label
2009
2010
2011 Forecast**

2011 Forecast reflects shift from licensed to private label sales in line with industry trend, as well as a favorable shift toward owned brand sales

*Sales based on gross sales and do not include adjustments for sales discounts or other allowances.
**Includes Rio as of August 25, 2011

Sales – Key Customers


jcpenney


the magic of macy's


Aéropostale
1987


sears

AÉROPOSTALE


aéropostale
new york


KOHL'S
expect great things


HAMPSHIRE GROUP

2010 Accomplishments

- New $50M credit facility with Wells Fargo Capital Finance, LLC which provides greater operational flexibility at improved cost
- Reduced overhead via the 2009 cost reduction plan and continued commitment to curtail expenses and improve operations
- Enhanced Board Composition with Apparel Industry Veterans
- Settled all remaining 2006 Audit Committee Investigation related matters and related costs
- Finished 2010 with a strong balance sheet and no outstanding borrowings under the Company's credit facility
- Launch of scott james ™



HAMPSHIRE GROUP

Strategy Objective

Build a strong apparel company that produces sustained profitability selling high quality, trend and value-right product to diverse segments of the global retail community in a cost efficient manner

Market Opportunity

Total US apparel market >$192B for 2010

National Apparel Market

Department, Chain and Specialty Stores estimated to comprise over 58% of total US apparel market



DEPARTMENT STORES
NATIONAL CHAINS
SPECIALTY
ALL OTHER

*ALL OTHER includes mass merchants, off-price, catalog, direct mail/e-tail, and other

2011 Strategic Progress

Branded Apparel

Owning Production


scott james
JOE JOSEPH ABBOUD
SPRING+MERCER
GEOFFREY BEENE
DOCKERS
HAMP
Rio Garment

- Decrease risks and increase growth prospects

  -Sale of Women's businesses in separate transactions

  $12.3M plus inventory sold / $10.9M gain on sale

  -Acquisition of Rio Garment S. de R.L. on August 25, 2011

  - Specialty store growth (6% YOY) outpacing department (0.5%) and chain store (2.2%) channels. Specialty store channel ($62bn) is 22% larger than the combined department ($26bn) and chain store ($25bn) channels
  - Growth in the T-shirt market with 3.2B units purchased in the twelve months ending May 2011, up 4.2% from the same prior year period

- Enhanced supply chain control and added Western Hemisphere Production capability
- Additional overhead reductions implemented in 2011 with annualized savings of over $0.8M
- Expanded customer base with new accounts added

Aeropostale	Buckle
Charming Shoppes	Kohl's Private Label
Kmart	K&G Stores
Men's Wearhouse	


HAMPSHIRE GROUP

Strategic Implementation

Strategy	Initiatives	Long-Term Results
Improve Operations	• Focus on Costs • Drive Efficiency • Diversify Sourcing • Reduce Margin Support Needs	Higher Gross and Operating Margins
Stabilize and Grow Sales	• Leverage current customers • Add new customers • Broaden product categories • Broaden channels	Diversified and Growing Net Sales

2009, 2010 and Year To Date 2011


HAMPSHIRE GROUP

Financial Results

Hampshire Group, Limited and Subsidiaries

Select Financial Data (in 000's) – Excludes Rio Garment

	2009	2010	Jun YTD 2011
Cash & Cash Equivalents[1]	$33,625	$33,720	$42, 029
Total Assets	$86,929	$78,553	$80,930
Working Capital [2]	$59,627	$51,920	$47,883
Net Sales	$77,443	$70,635	$6,978
Gross Profit	$15,030	$9,878	$704
Gain (Loss) from Discontinued Operations	$220	$222	$9,084
Net Income (Loss)	($6,046)	($9,694)	($1,884)
EBITDA	($10,851)	($10,053)	($638)

(1) Includes restricted cash of $0, $2.7M, and $12.7M, respectively
(2) Excludes discontinued operations

Hampshire Group, Limited and Subsidiaries

Strategic Progress : Transactions

Post Acquisition Reporting


Sale of Women's Businesses
Hampshire Designers, Inc. to LF USA, Inc
Item Eyes, Inc. to KBL International Group, Ltd.
Annual Shareholder Meeting
Third Quarter Results Due
12/31/10----------5/5/11---------8/25/11----10/17/11-----11/8/11---------11/15/11
Acquisition of Rio Garment
Proforma Financial Results Released for Rio Garment Acquisition


HAMPSHIRE GROUP

Balance Sheet Improvement

Cash Position (in 000's)


NET CASH (DEBT) SUMMARY
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Mar 09
Jun 09
Sep 09
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
Sep 11

Stock Valuation

(in millions)


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$47.9
NET WORKING CAPITAL
$23.1
NEGATIVE EV
$24.8
MARKET CAP

(1) Net Working Capital is defined as current assets less current liabilities (excluding discontinued operations) as of 7/2/2011

(2) Market Capitalization calculated using share price of $3.93 and shares outstanding of 6.3M as of 7/2/11

Conclusion

- Significant progress adapting business model to successfully compete in current retail environment
- Disposal of highest risk businesses with reallocation of capital to business with significant growth prospects
- Strengthened management team, expanded retail and apparel industry presence on board
- Value Creation Strategy via growth through Rio and continued expansion of scott james ™
- Solid balance sheet : $47.9M in net working capital (as of 7/2/11), equaling $7.60 in net working capital per share compared to stock price of $3.93 (as of 7/2/11)

2011

HAMPSHIRE GROUP